Filed Pursuant to Rule 497(e)
Registration No. 333-270997; 811-23859
Patient Opportunity Trust

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class I	LMNOX
Class IS	MVISX
Class R	LMORX
(the “Fund”)

Supplement dated August 27, 2026 to the
Statutory Prospectus dated April 30, 2026

Effective immediately the following Baird disclosure in Appendix A of the Fund’s Prospectus is amended as follows:

Robert W. Baird & Co. (“Baird”):
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•Shares purchased within 90 days following a redemption from a Patient Capital Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•Shares bought due to returns of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this prospectus
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Patient Capital assets held by accounts within the purchaser’s household at Baird. Eligible Patient Capital assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Patient Capital through Baird, over a 13-month period of time

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Please retain this Supplement with your Statutory Prospectus.

Patient Opportunity Trust

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class I	LMNOX
Class IS	MVISX
Class R	LMORX
(the “Fund”)

Supplement dated August 27, 2026 to the
Statement of Additional Information dated April 30, 2026

Effective August 27, 2026, the language under the heading Portfolio Holdings Policy is replaced in its entirety with the following:

Portfolio Holdings Policy
The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report as an exhibit to its reports on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund will also post its complete portfolio holdings on its website within fifteen calendar days of each month end. In limited circumstances, the Fund may withhold certain securities from its portfolio holdings disclosure when permitted by applicable law and deemed to be in the best interests of the Fund and its shareholders.
Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are subject to a duty to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:
•The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
•The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Global Fund Services”) and the Trust’s Board, attorneys, auditors or independent registered public accounting firm;
•The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public. In accordance with the Trust’s policy holding data posted on the Fund’s website is considered public information and is therefore is not considered non-public information; or
•The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.
Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis as part of the normal investment activities of the Fund. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: Global Fund Services; the Trust’s Board; and the Trust’s attorneys and independent registered public accounting firm (currently, Morgan, Lewis & Bockius LLP and Cohen & Company, Ltd., respectively), all of which typically receive such information after it is generated. In no event shall the Advisor, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings. The Fund may also provide non-public portfolio holdings information to a shareholder following the Fund’s receipt of their irrevocable request to redeem all or a portion of their shares in kind. This includes shareholders that are redeeming pursuant to a liquidity program approved by the Board. In each case the Advisor will make it clear through a non-disclosure agreement or other means that the recipient must maintain the confidential information and use it only as necessary to effectuate the in-kind redemption. In addition, when purchasing and selling its securities through broker-dealers, requesting bids or obtaining price quotes on securities, as required by rating and ranking agencies, as well as in connection with litigation involving the Fund’s portfolio holdings, the Fund may disclose one or more of its securities.
Portfolio holdings information posted on the Fund’s website may be separately provided to any person, after it is first published on the Fund’s website. Shareholders can access the Fund’s website at www.patientcapitalmanagement.com/opportunity-trust for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.
Any disclosures to an additional party not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.
The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders’ interest and those of the Advisor, Quasar Distributors, LLC, or any affiliated person of the Fund. No consideration may be received by the Fund, the Advisor, any affiliate of the Advisor or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

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Please retain this Supplement with your Statement of Additional Information.